EX-32.2 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,

In connection with the Quarterly Report of USCorp (the “Company”) on Form 10-QSB for the period s ending December 31, 2004, March 31, 2005 and June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Spencer Eubank, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Spencer Eubank
Spencer Eubank
Acting Chief Financial Officer
Date: December 20, 2005